UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2012

**	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund and MFS Emerging Markets Debt Local Currency Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

July 31, 2012

MFS® EMERGING MARKETS DEBT FUND

EMD-ANN

MFS® EMERGING MARKETS DEBT FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden companies and countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis. A slowing in the Chinese economy has added another layer of trepidation, as investors worry that the primary engine of global growth may be sputtering.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Real-time collaboration across the globe is vital in periods of heightened volatility and economic uncertainty. At MFS our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 18, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Sovereign Emerging Markets	58.0%
Other Government Entity-Emerging Markets Quasi Government	25.5%
Corporate Bonds	11.0%
U.S. Government Securities Hedge (t)	1.6%
Sovereign Developed Markets	0.6%
Other Government Entity-Developed Markets Quasi Government	0.1%

Composition including fixed income credit quality (a)(i)
AA	1.0%
A	5.3%
BBB	45.9%
BB	24.5%
B	16.8%
CCC	0.2%
U.S. Government	0.4%
Not Rated	2.7%
Cash & Other	3.2%

Portfolio facts (i)
Average Duration (d)	7.4
Average Effective Maturity (m)	11.9 yrs.

Issuer country weightings (i)(x)
Russia	12.2%
Mexico	11.5%
Turkey	9.6%
Venezuela	9.3%
Brazil	8.8%
Indonesia	7.5%
Philippines	6.0%
United States	4.8%
Argentina	2.7%
Other Countries	27.6%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds U.S. Treasury futures contracts and U.S. Treasury bonds with a bond equivalent exposure of 1.6%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 7/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2012, Class A shares of the MFS Emerging Markets Debt Fund (the “fund”) provided a total return of 10.82%, at net asset value. This compares with a return of 13.14% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. Among these included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

Towards the end of the period, though, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity valuations were not stretched but many markets maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

Relative to the JPMorgan Emerging Markets Bond Index Global, the fund’s greater exposure to Argentina, mainly sovereign debt, held back performance. Yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 30 or more years) of the yield curve was another area of relative weakness. Bond selection in Brazil, principally in Brazilian corporate bonds, and the fund’s return from yield, which was less than that of the benchmark, were additional factors that negatively impacted results relative to the benchmark.

The fund’s cash position and/or cash equivalents held back relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when emerging fixed income markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The fund’s underweight exposure to Lebanon had a positive impact on relative results. Bond selection in the sovereign debt of Argentina and the Philippines also boosted relative performance.

Management Review – continued

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Ward Brown	Matthew Ryan
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	3/17/98	10.82%	9.90%	12.90%	N/A
B	5/31/02	10.05%	9.09%	12.08%	N/A
C	5/31/02	10.05%	9.07%	12.07%	N/A
I	3/17/98	11.11%	10.13%	13.18%	N/A
R1	12/01/08	10.05%	N/A	N/A	17.62%
R2	12/01/08	10.60%	N/A	N/A	18.18%
R3	12/01/08	10.89%	N/A	N/A	18.50%
R4	12/01/08	11.17%	N/A	N/A	18.79%
R5 (formerly Class W)	5/01/06	11.08%	10.08%	N/A	9.61%
Comparative benchmark
JPMorgan Emerging Markets Bond Index Global (f)		13.14%	10.50%	12.70%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		5.56%	8.84%	12.35%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		6.05%	8.80%	12.08%	N/A
C With CDSC (1% for 12 months) (x)		9.05%	9.07%	12.07%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2012 through July 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2012 through July 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/12	Ending Account Value 7/31/12	Expenses Paid During Period (p) 2/01/12-7/31/12
A	Actual	1.12%	$1,000.00	$1,086.32	$5.81
	Hypothetical (h)	1.12%	$1,000.00	$1,019.29	$5.62
B	Actual	1.87%	$1,000.00	$1,083.49	$9.69
	Hypothetical (h)	1.87%	$1,000.00	$1,015.56	$9.37
C	Actual	1.87%	$1,000.00	$1,082.85	$9.68
	Hypothetical (h)	1.87%	$1,000.00	$1,015.56	$9.37
I	Actual	0.87%	$1,000.00	$1,088.52	$4.52
	Hypothetical (h)	0.87%	$1,000.00	$1,020.54	$4.37
R1	Actual	1.87%	$1,000.00	$1,082.77	$9.68
	Hypothetical (h)	1.87%	$1,000.00	$1,015.56	$9.37
R2	Actual	1.37%	$1,000.00	$1,085.47	$7.10
	Hypothetical (h)	1.37%	$1,000.00	$1,018.05	$6.87
R3	Actual	1.12%	$1,000.00	$1,087.02	$5.81
	Hypothetical (h)	1.12%	$1,000.00	$1,019.29	$5.62
R4	Actual	0.87%	$1,000.00	$1,088.35	$4.52
	Hypothetical (h)	0.87%	$1,000.00	$1,020.54	$4.37
R5 (Formerly W)	Actual	0.92%	$1,000.00	$1,088.06	$4.78
	Hypothetical (h)	0.92%	$1,000.00	$1,020.29	$4.62

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

As further discussed in Note 5 in the Notes to Financial Statements, the Class W shares were redesignated Class R5 on May 30, 2012 which resulted in changes to the fund’s fee agreements. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. Had these changes been in effect throughout the entire six month period, the annualized expense ratio would have been 0.80% for Class R5; the actual expense paid during the period would have been approximately $4.16 for Class R5; and the hypothetical expense paid during the period would have been approximately $4.02 for Class R5. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

7/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.2%
Issuer	Shares/Par	Value ($)

Argentina - 2.7%
Banco de la Provincia de Buenos Aires, 11.75%, 2015 (n)	$8,033,000	$5,944,420
Republic of Argentina, 7%, 2015	57,206,000	47,118,676
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	81,778,000	26,577,850
Republic of Argentina, 8.75%, 2017	18,206,000	16,385,400
Republic of Argentina, 7%, 2017	8,160,164	5,951,933
Republic of Argentina, FRN, 8.28%, 2033	53,454,737	34,344,669
Republic of Argentina, FRN, 0.785%, 2012	7,758,913	7,673,735

		$143,996,683
Brazil - 8.7%
Banco do Brasil S.A., 5.875%, 2022 (n)	$1,691,000	$1,777,748
Banco do Brasil S.A., 5.875%, 2022	1,700,000	1,787,210
Banco do Brasil S.A., 5.875%, 2023 (n)	15,215,000	15,975,750
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)	26,946,000	28,495,395
Banco do Nordeste do Brasil (BNB), 4.375%, 2019 (n)	12,967,000	12,902,165
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	15,993,000	16,152,930
Banco PanAmericano S.A., 8.5%, 2020 (n)	2,827,000	3,039,025
Banco PanAmericano S.A., 8.5%, 2020	890,000	956,750
BRF—Brasil Foods S.A., 5.875%, 2022 (n)	5,137,000	5,445,220
Cosan Ltd., 7%, 2017	11,523,000	12,949,547
Embraer Empresa Brasileria de Aeronaves, 5.15%, 2022	9,928,000	10,374,760
Federative Republic of Brazil, 8.25%, 2034	17,043,000	28,581,111
Federative Republic of Brazil, 5.625%, 2041	16,109,000	21,022,245
Federative Republic of Brazil, 8.875%, 2024	8,773,000	14,124,530
Federative Republic of Brazil, 4.875%, 2021	18,878,000	22,653,600
Globo Comunicacoes e Participacoes S.A., 4.875%, 2022 (n)	4,895,000	5,304,956
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	5,847,000	6,267,984
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049	14,539,000	15,585,808
Itau Unibanco Holding S.A., 5.5%, 2022 (z)	16,115,000	16,113,066
Minerva Luxembourg S.A., 12.25%, 2022 (n)	10,466,000	11,120,125
Odebrecht Finance Ltd., 5.125%, 2022 (n)	7,498,000	7,666,705
Odebrecht Finance Ltd., 7.125%, 2042 (n)	7,993,000	8,450,999
Odebrecht Finance Ltd., 6%, 2023 (n)	11,667,000	12,629,528
OGX Austria GmbH, 8.375%, 2022 (n)	11,868,000	9,909,780
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	9,999,000	8,811,619
Oi S.A., 5.75%, 2022 (n)	3,874,000	3,980,535

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Brazil - continued
Oi S.A., 5.75%, 2022	$2,235,000	$2,296,463
Petrobras International Finance Co., 5.375%, 2021	40,352,000	45,141,056
Petrobras International Finance Co., 6.75%, 2041	28,404,000	35,655,428
Petrobras International Finance Co., 7.875%, 2019	23,259,000	28,848,929
Rearden G Holdings Eins GmbH, 7.875%, 2020	7,369,000	7,931,255
Vale Overseas Ltd., 4.375%, 2022	24,929,000	26,056,489
Vale Overseas Ltd., 5.625%, 2019	7,795,000	8,783,118
Vale Overseas Ltd., 6.875%, 2039	3,405,000	4,133,946
Virgolino de Oliveira Finance Ltd., 10.5%, 2018	5,608,000	5,495,840
Virgolino de Oliveira Finance Ltd., 11.75%, 2022	5,581,000	5,469,380

		$471,890,995
Chile - 1.3%
Automotores Gildemeister S.A., 8.25%, 2021 (n)	$8,013,000	$8,413,650
Automotores Gildemeister S.A., 8.25%, 2021	1,200,000	1,260,000
Banco del Estado de Chile, 3.875%, 2022 (n)	7,115,000	7,482,340
Banco del Estado de Chile, 4.125%, 2020 (n)	5,173,000	5,526,243
Corporacion Nacional del Cobre de Chile, 4.25%, 2042 (z)	4,625,000	4,695,832
Corporacion Nacional del Cobre de Chile, 3.75%, 2020	800,000	850,169
Corporacion Nacional del Cobre de Chile, 6.15%, 2036	3,532,000	4,591,702
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	5,708,000	6,065,954
Empresa Nacional del Petroleo, 4.75%, 2021 (n)	6,814,000	7,268,991
Empresa Nacional del Petroleo, 4.75%, 2021	1,000,000	1,066,773
Empresa Nacional del Petroleo, 6.25%, 2019	6,992,000	8,040,723
Empresa Nacional del Petroleo, 5.25%, 2020 (n)	2,649,000	2,914,287
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	9,697,000	10,817,479
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020	2,814,000	3,139,155

		$72,133,298
China - 2.2%
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	$37,897,000	$40,879,759
CNOOC Finance (2012) Ltd., 5%, 2042 (n)	11,336,000	13,144,058
CNPC General Capital Ltd., 3.95%, 2022 (n)	15,897,000	17,035,845
Hyva Global B.V., 8.625%, 2016 (n)	6,535,000	5,571,088
Hyva Global B.V., 8.625%, 2016	6,075,000	5,178,938
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022 (n)	18,805,000	20,247,325
Sinopec Group Overseas Development (2012) Ltd., 4.875%, 2042 (n)	12,691,000	14,444,515

		$116,501,528
Colombia - 2.1%
Bancolombia S.A., 5.95%, 2021	$3,545,000	$3,881,775
Ecopetrol S.A., 7.625%, 2019	21,946,000	28,420,070
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)	4,696,000	5,001,240

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Colombia - continued
Grupo Aval Ltd., 5.25%, 2017 (n)	$10,480,000	$11,108,800
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	24,760,000	27,855,000
Republic of Colombia, 4.375%, 2021	1,936,000	2,236,080
Republic of Colombia, 8.125%, 2024	6,275,000	9,365,437
Republic of Colombia, 6.125%, 2041	15,341,000	21,208,933
Republic of Colombia, 7.375%, 2037	3,614,000	5,646,875

		$114,724,210
Cote d’Ivoire - 0.4%
Ivory Coast, 3.75%, 2032 (a)(d)	$31,271,000	$24,313,202

Croatia - 0.6%
Republic of Croatia, 6.25%, 2017 (n)	$13,950,000	$14,421,510
Republic of Croatia, 6.375%, 2021	15,385,000	15,711,931
Republic of Croatia, 6.625%, 2020	4,230,000	4,356,900

		$34,490,341
Czech Republic - 0.2%
CEZ A.S., 4.25%, 2022 (n)	$9,190,000	$9,629,282
Dominican Republic - 0.4%
Dominican Republic, 8.625%, 2027	$8,260,000	$9,086,000
Dominican Republic, 7.5%, 2021 (n)	9,197,000	10,010,934
Dominican Republic, 7.5%, 2021	2,619,000	2,850,782

		$21,947,716
El Salvador - 0.2%
Republic of El Salvador, 7.75%, 2023	$6,263,000	$7,086,584
Republic of El Salvador, 7.375%, 2019 (n)	3,416,000	3,839,584
Republic of El Salvador, 7.375%, 2019	500,000	562,000

		$11,488,168
Georgia - 0.5%
Georgian Oil & Gas Corp., 6.875%, 2017 (n)	$5,613,000	$5,503,547
JSC Georgian Railway, 7.75%, 2022 (n)	7,806,000	8,083,813
Republic of Georgia, 6.875%, 2021 (n)	11,342,000	12,391,135

		$25,978,495
Guatemala - 0.4%
Republic of Guatemala, 5.75%, 2022 (n)	$20,457,000	$22,052,646

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Hungary - 1.4%
Republic of Hungary, 6.375%, 2021	$46,092,000	$47,013,840
Republic of Hungary, 7.625%, 2041	16,332,000	17,107,770
Republic of Hungary, 6.25%, 2020	11,200,000	11,452,000

		$75,573,610
Iceland - 0.6%
Republic of Iceland, 4.875%, 2016 (n)	$14,192,000	$14,303,436
Republic of Iceland, 5.875%, 2022 (n)	18,384,000	18,761,387

		$33,064,823
Indonesia - 7.4%
Listrindo Capital B.V., 6.95%, 2019 (n)	$8,786,000	$9,095,794
Majapahit Holding B.V., 7.75%, 2016	2,695,000	3,132,937
Majapahit Holding B.V., 7.75%, 2020 (n)	1,658,000	2,026,905
Majapahit Holding B.V., 7.75%, 2020	16,895,000	20,654,138
Pertamina PT, 5.25%, 2021 (n)	5,636,000	6,086,880
Pertamina PT, 6.5%, 2041 (n)	3,717,000	4,209,503
Pertamina PT, 4.875%, 2022 (n)	18,722,000	19,658,100
Pertamina PT, 6%, 2042 (n)	20,507,000	22,019,391
Pertamina PT, 5.25%, 2021	7,367,000	7,956,360
Pertamina PT, 6.5%, 2041	636,000	720,270
Pertamina PT, 4.875%, 2022	15,179,000	15,937,950
Pertamina PT, 6%, 2042	8,132,000	8,731,735
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	11,482,000	12,400,560
PT Perusahaan Listrik Negara, 5.5%, 2021	8,864,000	9,573,120
Republic of Indonesia, 4.875%, 2021 (n)	39,349,000	44,661,115
Republic of Indonesia, 3.75%, 2022 (n)	19,961,000	20,909,148
Republic of Indonesia, 3.75%, 2022	12,634,000	13,234,115
Republic of Indonesia, 4.875%, 2021	70,381,000	79,882,435
Republic of Indonesia, 11.625%, 2019	7,116,000	10,798,530
Republic of Indonesia, 6.875%, 2018	15,134,000	18,331,057
Republic of Indonesia, 11.625%, 2019 (n)	5,499,000	8,344,732
Republic of Indonesia, 8.5%, 2035	11,067,000	17,236,852
Republic of Indonesia, 5.875%, 2020 (n)	6,681,000	7,967,092
Republic of Indonesia, 5.875%, 2020	31,253,000	37,269,202
Republic of Indonesia, 6.875%, 2018 (n)	1,208,000	1,463,190

		$402,301,111
Iraq - 0.3%
Republic of Iraq, 5.8%, 2028	$15,546,000	$13,563,885
Israel - 0.1%
Israel Electric Corp. Ltd., 6.7%, 2017 (n)	$5,111,000	$5,390,929

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Jamaica - 0.3%
Digicel Group Ltd., 8.25%, 2017 (n)	$4,779,000	$5,006,003
Digicel Group Ltd., 8.25%, 2017	1,050,000	1,099,875
Digicel Group Ltd., 12%, 2014 (n)	1,815,000	2,019,187
Digicel Group Ltd., 8.875%, 2015	7,489,000	7,620,057

		$15,745,122
Kazakhstan - 1.7%
Development Bank of Kazakhstan, 5.5%, 2015 (n)	$27,373,000	$28,796,396
Development Bank of Kazakhstan, 5.5%, 2015	1,550,000	1,630,600
Halyk Savings Bank of Kazakhstan B.V., 7.25%, 2017	13,485,000	13,552,425
Kazakhstan Temir Zholy Co., 6.95%, 2042 (z)	20,061,000	22,167,405
Kazatomprom, 6.25%, 2015	650,000	700,375
Kazatomprom, 6.25%, 2015 (n)	7,325,000	7,892,688
Kazkommerts International B.V., 8.5%, 2013	18,051,000	18,005,872

		$92,745,761
Latvia - 0.6%
Republic of Latvia, 5.25%, 2017 (n)	$16,108,000	$16,913,400
Republic of Latvia, 5.25%, 2021	13,124,000	13,714,580
Republic of Latvia, 5.25%, 2017	2,915,000	3,060,750

		$33,688,730
Lithuania - 1.4%
Republic of Lithuania, 6.125%, 2021 (n)	$23,607,000	$27,001,687
Republic of Lithuania, 6.625%, 2022 (n)	35,849,000	42,534,839
Republic of Lithuania, 6.125%, 2021	3,176,000	3,632,709

		$73,169,235
Malaysia - 1.3%
Petronas Capital Ltd., 7.875%, 2022	$6,404,000	$9,011,350
Petronas Capital Ltd., 5.25%, 2019 (n)	7,725,000	8,983,155
Petronas Capital Ltd., 5.25%, 2019	43,305,000	50,357,999

		$68,352,504
Mexico - 11.4%
America Movil S.A.B. de C.V., 3.125%, 2022	$13,090,000	$13,468,681
BBVA Bancomer S.A. Texas, 6.5%, 2021 (n)	11,964,000	12,322,920
BBVA Bancomer S.A. Texas, 6.75%, 2022 (z)	12,851,000	13,300,785
CEMEX S.A.B. de C.V., 9%, 2018	8,766,000	8,152,380
CEMEX S.A.B. de C.V., 9%, 2018 (n)	4,202,000	3,907,860
Comision Federal de Electricidad, 4.875%, 2021 (n)	14,446,000	16,323,980
Comision Federal de Electricidad, 5.75%, 2042 (n)	14,436,000	16,312,680
Comision Federal de Electricidad, 4.875%, 2021	2,400,000	2,712,000
Corporacion GEO S.A.B. de C.V., 8.875%, 2022 (n)	9,705,000	10,093,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mexico - continued
Corporacion GEO S.A.B. de C.V., 8.875%, 2022	$415,000	$431,600
Empresas ICA, S.A.B. de C.V., 8.375%, 2017 (z)	6,064,000	6,094,320
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	10,445,000	11,378,031
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022	400,000	435,731
Pemex Project Funding Master Trust, 5.75%, 2018	28,462,000	33,087,075
Pemex Project Funding Master Trust, 6.625%, 2035	29,247,000	37,507,815
Pemex Project Funding Master Trust, 6.625%, 2038	8,401,000	10,773,862
Petroleos Mexicanos, 5.5%, 2044 (n)	16,148,000	18,005,020
Petroleos Mexicanos, 4.875%, 2022 (n)	13,140,000	14,815,350
Petroleos Mexicanos, 4.875%, 2022	1,900,000	2,142,250
Petroleos Mexicanos, 6.5%, 2041	13,791,000	17,445,615
Petroleos Mexicanos, 6.5%, 2041 (n)	1,142,000	1,444,630
Petroleos Mexicanos, 6%, 2020	16,414,000	19,696,800
Petroleos Mexicanos, 5.5%, 2021	28,101,000	32,737,665
Sigma Alimentos S.A., 5.625%, 2018	1,850,000	2,007,250
Sigma Alimentos S.A., 5.625%, 2018 (n)	6,953,000	7,544,005
United Mexican States, 3.625%, 2022	70,840,000	78,101,100
United Mexican States, 5.95%, 2019	13,136,000	16,288,640
United Mexican States, 6.05%, 2040	22,114,000	30,594,719
United Mexican States, 5.125%, 2020	97,581,000	117,097,200
United Mexican States, 5.75%, 2110	39,423,000	49,278,750
Urbi Desarrollos Urbanos S.A.B. de C.V., 9.5%, 2020	3,013,000	3,058,195
Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2022	807,000	819,105
Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2022 (n)	6,861,000	6,963,915

		$614,343,129
Namibia - 0.2%
Republic of Namibia, 5.5%, 2021 (n)	$9,358,000	$9,872,690

Nigeria - 0.2%
Afren PLC, 10.25%, 2019 (n)	$7,267,000	$7,721,188
Afren PLC, 11.5%, 2016 (n)	4,723,000	5,136,976

		$12,858,164
Panama - 0.8%
Panama Canal Railway Co., 7%, 2026	$5,387,646	$5,069,685
Panama Canal Railway Co., 7%, 2026 (n)	1,122,990	1,056,715
Republic of Panama, 6.7%, 2036	4,650,000	6,584,400
Republic of Panama, 8.875%, 2027	9,532,000	15,346,520
Republic of Panama, 9.375%, 2029	8,204,000	13,864,760

		$41,922,080

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Peru - 2.1%
Ajecorp B.V., 6.5%, 2022 (n)	$7,850,000	$8,144,375
Banco de Credito del Peru, 5.375%, 2020	3,961,000	4,198,660
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)	9,246,000	9,985,680
Corporacion Azucarera del Peru S.A., 6.375%, 2022 (z)	5,935,000	6,059,694
Corporacion Financiera de Desarrollo S.A., 4.75%, 2022 (n)	12,031,000	13,053,635
Corporacion Jose R Lindey S.A., 6.75%, 2021 (n)	5,098,000	5,658,780
IIRSA Norte Finance Ltd., 8.75%, 2024 (n)	175,312	211,251
IIRSA Norte Finance Ltd., 8.75%, 2024	4,315,143	5,199,748
Republic of Peru, 7.35%, 2025	22,426,000	32,741,960
Republic of Peru, 5.625%, 2050	5,951,000	7,840,442
Southern Copper Corp., 7.5%, 2035	14,823,000	18,239,361

		$111,333,586
Philippines - 5.9%
National Power Corp., 6.875%, 2016 (n)	$477,000	$556,301
National Power Corp., 8.4%, 2016	786,000	947,130
Power Sector Assets & Liabilities Management Corp., 7.39%, 2024	8,742,000	11,845,410
Power Sector Assets & Liabilities Management Corp., 7.39%, 2024 (n)	3,247,000	4,399,685
Republic of Philippines, 9.875%, 2019	3,508,000	5,051,520
Republic of Philippines, 10.625%, 2025	3,034,000	5,203,310
Republic of Philippines, 7.5%, 2024	21,499,000	29,991,105
Republic of Philippines, 6.375%, 2032	38,531,000	51,438,885
Republic of Philippines, 5.5%, 2026	75,680,000	93,654,000
Republic of Philippines, 6.375%, 2034	74,769,000	101,685,840
Republic of Philippines, 9.375%, 2017	11,615,000	15,215,650

		$319,988,836
Poland - 0.8%
Eileme 2 AB, 11.625%, 2020 (n)	$9,257,000	$9,719,850
Republic of Poland, 5%, 2022	14,807,000	16,954,015
Republic of Poland, 5.125%, 2021	14,418,000	16,544,655

		$43,218,520
Qatar - 0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	$2,707,000	$3,329,610
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.298%, 2020	4,574,391	5,111,881
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019	1,800,000	2,214,000

		$10,655,491
Romania - 0.2%
Republic of Romania, 6.75%, 2022 (n)	$9,268,000	$9,800,910

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Russia - 12.0%
Credit Suisse (Russian Federation, CLN), 7.6%, 2021 (z)	RUB	408,954,000	$12,513,716
Evraz Group S.A., 7.4%, 2017 (n)		$7,580,000	7,548,922
Evraz Group S.A., 7.4%, 2017		413,000	411,307
Gaz Capital S.A., 4.95%, 2022 (z)		25,275,000	26,260,725
Gaz Capital S.A., 4.95%, 2016 (n)		9,949,000	10,507,835
Gaz Capital S.A., 5.999%, 2021 (n)		24,840,000	27,769,381
Gaz Capital S.A., 5.999%, 2021		31,959,000	35,727,925
Gaz Capital S.A., 8.125%, 2014 (n)		715,000	788,645
Gaz Capital S.A., 8.146%, 2018		14,916,000	18,105,637
Gaz Capital S.A., 9.25%, 2019		6,060,000	7,845,640
Novatek Finance Ltd., 5.326%, 2016 (n)		6,542,000	6,926,146
Novatek Finance Ltd., 5.326%, 2016		500,000	529,360
OJSC Russian Agricultural Bank, 6%, 2021		900,000	904,059
OJSC Russian Agricultural Bank, FRN, 5.298%, 2017 (n)		14,118,000	14,859,195
OJSC Russian Agricultural Bank, FRN, 6%, 2021 (n)		6,257,000	6,285,219
Russian Federation, 7.5%, 2030		153,508,495	190,550,095
Russian Federation, 4.5%, 2022 (n)		37,400,000	41,046,500
Russian Federation, 5.625%, 2042 (n)		45,800,000	54,273,000
Russian Federation, 5%, 2020 (n)		24,700,000	28,009,800
Russian Federation, 5%, 2020		90,900,000	103,080,600
Sberbank of Russia, 6.125%, 2022 (n)		22,465,000	24,419,455
Vnesheconombank, 6.025%, 2022 (n)		11,804,000	12,836,850
VTB Capital S.A., 6%, 2017 (n)		16,301,000	16,993,793

			$648,193,805
Serbia - 0.1%
Republic of Serbia, 7.25%, 2021		$900,000	$913,500
Republic of Serbia, 7.25%, 2021 (n)		3,643,000	3,697,645

			$4,611,145
Singapore - 0.3%
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)		$16,330,000	$16,557,934
Slovakia - 0.3%
Republic of Slovakia, 4.375%, 2022 (n)		$16,537,000	$17,033,110
South Africa - 1.7%
AngloGold Ashanti Holdings PLC, 5.125%, 2022		$12,363,000	$12,688,827
Gold Fields Orogen Holding Ltd., 4.875%, 2020 (n)		13,014,000	12,701,378
Myriad International Holdings B.V., 6.375%, 2017 (n)		4,138,000	4,603,525
Republic of South Africa, 4.665%, 2024		18,547,000	20,911,743
Republic of South Africa, 6.875%, 2019		6,145,000	7,804,150

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
South Africa - continued
Republic of South Africa, 5.5%, 2020	$10,046,000	$11,954,740
Transnet SOC Ltd., 4%, 2022 (z)	9,648,000	9,687,059
Transnet SOC Ltd., 4.5%, 2016 (n)	10,927,000	11,483,753

		$91,835,175
South Korea - 0.1%
Hyundai Capital America, 4%, 2017 (n)	$6,012,000	$6,356,319

Sri Lanka - 0.7%
Bank of Ceylon, 6.875%, 2017 (n)	$10,010,000	$10,285,275
Republic of Sri Lanka, 5.875%, 2022 (z)	6,890,000	6,976,125
Republic of Sri Lanka, 6.25%, 2021 (n)	4,650,000	4,801,609
Republic of Sri Lanka, 6.25%, 2020	1,345,000	1,398,800
Republic of Sri Lanka, 6.25%, 2021	1,761,000	1,818,416
Republic of Sri Lanka, 6.25%, 2020 (n)	11,741,000	12,210,640

		$37,490,865
Thailand - 0.2%
PTTEP Canada International Finance Ltd., 6.35%, 2042 (n)	$10,289,000	$11,449,527
Trinidad & Tobago - 0.4%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	$9,868,333	$10,312,408
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	2,286,000	2,851,785
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019	5,631,000	7,024,673

		$20,188,866
Turkey - 9.5%
Republic of Turkey, 7%, 2020	$51,795,000	$63,707,850
Republic of Turkey, 6.25%, 2022	57,132,000	68,201,325
Republic of Turkey, 6%, 2041	52,360,000	60,475,800
Republic of Turkey, 5.125%, 2022	23,157,000	25,327,969
Republic of Turkey, 7.5%, 2019	44,971,000	55,876,467
Republic of Turkey, 7.5%, 2017	7,842,000	9,351,585
Republic of Turkey, 7%, 2019	25,452,000	30,510,585
Republic of Turkey, 7.375%, 2025	38,207,000	50,051,170
Republic of Turkey, 8%, 2034	8,825,000	12,509,437
Republic of Turkey, 7.25%, 2015	3,595,000	3,994,944
Republic of Turkey, 5.625%, 2021	44,326,000	50,199,195
Republic of Turkey, 11.875%, 2030	5,182,000	9,742,160
Republic of Turkey, 6.75%, 2018	14,067,000	16,563,892
Turkiye Halk Bankasi A.S., 4.875%, 2017 (z)	14,858,000	14,932,290
Turkiye Ihracat Kredi Bankasi A.S., 5.875%, 2019 (n)	10,615,000	11,490,738
Turkiye Ihracat Kredi Bankasi A.S., 5.375%, 2016	1,500,000	1,590,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Turkey - continued
Turkiye Ihracat Kredi Bankasi A.S., 5.375%, 2016 (n)	$12,511,000	$13,261,660
Turkiye Vakiflar Bankasi T.A.O., 5.75%, 2017 (n)	12,513,000	12,924,971

		$510,712,038
Ukraine - 1.2%
Biz Finance PLC, 8.375%, 2015	$18,984,000	$17,583,930
Government of Ukraine, 7.95%, 2021 (n)	2,719,000	2,532,069
Government of Ukraine, 6.25%, 2016 (n)	11,746,000	10,630,130
Government of Ukraine, 6.25%, 2016	4,428,000	4,007,340
Government of Ukraine, 7.95%, 2021	1,025,000	954,531
Government of Ukraine, 9.25%, 2017 (z)	15,293,000	15,217,479
Naftogaz Ukraine, 9.5%, 2014	16,743,000	16,617,427

		$67,542,906
United Arab Emirates - 0.4%
Abu Dhabi National Energy Co. PJSC (TAQA), 5.875%, 2021 (n)	$6,767,000	$7,875,096
Dolphin Energy Ltd., 5.5%, 2021 (n)	10,478,000	11,735,360
Dolphin Energy Ltd., 5.5%, 2021	750,000	840,000

		$20,450,456
United States - 0.4%
U.S. Treasury Bonds, 6.5%, 2026 (f)	$4,629,000	$7,255,957
U.S. Treasury Notes, 1.75%, 2022	15,439,000	15,803,268

		$23,059,225
Uruguay - 1.1%
Navios South American Logistics, Inc., 9.25%, 2019	$7,016,000	$6,419,640
Republic of Uruguay, 8%, 2022	30,574,296	44,638,472
Republic of Uruguay, 7.625%, 2036	3,701,000	5,699,540

		$56,757,652
Venezuela - 8.9%
Petroleos de Venezuela S.A., 8%, 2013	$4,394,000	$4,394,000
Petroleos de Venezuela S.A., 8.5%, 2017	42,707,000	35,767,113
Petroleos de Venezuela S.A., 5.25%, 2017	7,970,200	5,788,756
Republic of Venezuela, 12.75%, 2022	93,981,000	93,511,095
Republic of Venezuela, 7%, 2038	28,494,000	19,005,498
Republic of Venezuela, 11.95%, 2031	50,426,000	46,959,213
Republic of Venezuela, 11.75%, 2026	50,706,000	46,586,138
Republic of Venezuela, 7.65%, 2025	28,865,000	20,609,610
Republic of Venezuela, 9%, 2023	11,508,000	8,976,240
Republic of Venezuela, 7%, 2018	19,622,000	15,550,435
Republic of Venezuela, 5.75%, 2016	66,285,000	58,330,800
Republic of Venezuela, 7.75%, 2019	96,607,000	76,802,565

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Venezuela - continued
Republic of Venezuela, 8.25%, 2024	$24,681,000	$18,387,345
Republic of Venezuela, 8.5%, 2014	13,228,000	13,128,790
Republic of Venezuela, 9.25%, 2027	22,576,000	18,659,064

		$482,456,662
Vietnam - 0.3%
Republic of Vietnam, 6.875%, 2016	$7,294,000	$7,895,755
Republic of Vietnam, 6.75%, 2020 (n)	2,502,000	2,727,180
Republic of Vietnam, 6.75%, 2020	6,996,000	7,625,640

		$18,248,575
Total Bonds (Identified Cost, $4,615,889,864)		$5,089,679,940

Money Market Funds - 5.2%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)	281,155,526	$281,155,526
Total Investments (Identified Cost, $4,897,045,390)		$5,370,835,466

Other Assets, Less Liabilities - 0.6%		30,398,934
Net Assets - 100.0%		$5,401,234,400

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,437,263,108, representing 26.6% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
BBVA Bancomer S.A. Texas, 6.75%, 2022	7/12/12-7/27/12	$12,859,179	$13,300,785
Corporacion Azucarera del Peru S.A., 6.375%, 2022	7/26/12	5,881,051	6,059,694
Corporacion Nacional del Cobre de Chile, 4.25%, 2042	7/10/12	4,511,624	4,695,832
Credit Suisse (Russian Federation, CLN), 7.6%, 2021	7/06/12	12,212,033	12,513,716
Empresas ICA, S.A.B. de C.V., 8.375%, 2017	7/19/12	6,003,697	6,094,320
Gaz Capital S.A., 4.95%, 2022	7/11/12-7/31/12	25,323,409	26,260,725
Government of Ukraine, 9.25%, 2017	7/17/12	15,293,000	15,217,479
Itau Unibanco Holding S.A., 5.5%, 2022	7/30/12	16,115,000	16,113,066
Kazakhstan Temir Zholy Co., 6.95%, 2042	7/02/12-7/11/12	20,474,236	22,167,405
Republic of Sri Lanka, 5.875%, 2022	7/17/12	6,890,000	6,976,125
Transnet SOC Ltd., 4%, 2022	7/19/12	9,537,678	9,687,059
Turkiye Halk Bankasi A.S., 4.875%, 2017	7/12/12	14,777,239	14,932,290
Total Restricted Securities			$154,018,496
% of Net assets			2.9%

The following abbreviations are used in this report and are defined:

CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 7/31/12

Forward Foreign Currency Exchange Contracts at 7/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Deutsche Bank AG	8,205,000	10/09/12	$10,174,200	$10,103,878	$70,322
SELL	EUR	UBS AG	6,294,000	10/12/12	7,755,907	7,750,939	4,968
BUY	IDR	JPMorgan Chase Bank N.A.	123,979,352,000	8/23/12	13,050,458	13,062,270	11,812
BUY	KRW	Barclays Bank PLC	35,188,258,000	8/03/12- 8/13/12	30,846,183	31,109,834	263,651
BUY	KRW	JPMorgan Chase Bank N.A.	14,807,257,000	8/13/12	12,907,865	13,086,492	178,627
BUY	MXN	Barclays Bank PLC	35,393,000	8/06/12	2,641,140	2,660,434	19,294
BUY	MXN	Credit Suisse Group	39,950,000	8/06/12	2,979,796	3,002,976	23,180
BUY	MXN	Deutsche Bank AG	54,983,000	9/10/12	4,117,497	4,119,370	1,873
BUY	MXN	JPMorgan Chase Bank N.A.	997,420,842	8/06/12- 10/12/12	73,846,318	74,709,552	863,234
BUY	MXN	UBS AG	156,921,000	8/06/12- 9/10/12	11,580,330	11,761,027	180,697
SELL	MXN	JPMorgan Chase Bank N.A.	105,555,234	8/06/12	7,976,064	7,934,414	41,650
BUY	MYR	Barclays Bank PLC	48,220,000	8/13/12	15,148,754	15,395,667	246,913
BUY	PLN	Barclays Bank PLC	5,435,000	8/03/12	1,617,130	1,626,636	9,506
BUY	PLN	JPMorgan Chase Bank N.A.	47,128,000	8/03/12	14,073,941	14,104,894	30,953
BUY	RUB	JPMorgan Chase Bank N.A.	756,397,000	8/02/12- 8/06/12	23,103,882	23,468,420	364,538
SELL	RUB	JPMorgan Chase Bank N.A.	140,075,000	8/03/12	4,357,558	4,346,297	11,261
BUY	ZAR	Deutsche Bank AG	52,817,500	8/03/12	6,364,704	6,381,473	16,769
BUY	ZAR	JPMorgan Chase Bank N.A.	52,817,500	8/03/12	6,364,125	6,381,473	17,348
SELL	ZAR	Barclays Bank PLC	47,421,000	8/03/12	5,795,984	5,729,462	66,522
SELL	ZAR	Credit Suisse Group	15,723,000	8/21/12	1,895,164	1,894,957	207
SELL	ZAR	JPMorgan Chase Bank N.A.	104,700,000	8/03/12- 8/21/12	12,699,597	12,632,804	66,793
SELL	ZAR	UBS AG	21,582,000	8/03/12- 8/21/12	2,604,815	2,602,838	1,977

							$2,492,095

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	COP	Citibank N.A.	8,402,822,000	8/06/12	$4,723,340	$4,685,644	$(37,696)
BUY	COP	Deutsche Bank AG	2,018,271,000	8/06/12	1,135,774	1,125,443	(10,331)
SELL	COP	UBS AG	10,381,202,000	8/06/12	5,757,407	5,788,843	(31,436)
BUY	EUR	Barclays Bank PLC	10,652,000	10/12/12	13,120,004	13,117,732	(2,272)
BUY	EUR	UBS AG	18,005,000	10/12/12	22,283,498	22,172,809	(110,689)
SELL	EUR	Barclays Bank PLC	2,158,209	10/12/12	2,645,000	2,657,793	(12,793)
SELL	EUR	JPMorgan Chase Bank N.A.	23,539,182	10/12/12	28,881,977	28,988,047	(106,070)
SELL	EUR	UBS AG	10,357,498	10/12/12	12,731,134	12,755,058	(23,924)
BUY	INR	JPMorgan Chase Bank N.A.	429,554,000	8/06/12	7,854,343	7,717,484	(136,859)
SELL	INR	Deutsche Bank AG	428,752,000	8/06/12	7,622,258	7,703,075	(80,817)
SELL	KRW	Barclays Bank PLC	17,594,129,000	8/03/12	15,487,790	15,560,334	(72,544)
SELL	KRW	JPMorgan Chase Bank N.A.	32,403,983,000	8/13/12	28,161,459	28,638,287	(476,828)
BUY	MXN	Barclays Bank PLC	91,531,000	8/30/12- 9/10/12	6,869,261	6,859,104	(10,157)
BUY	MXN	Deutsche Bank AG	264,055,000	9/04/12- 9/10/12	19,817,278	19,792,172	(25,106)
BUY	MXN	JPMorgan Chase Bank N.A.	154,238,234	9/04/12- 9/10/12	11,612,274	11,560,352	(51,922)
BUY	MXN	UBS AG	157,084,000	9/10/12	11,783,713	11,768,859	(14,854)
SELL	MXN	Deutsche Bank AG	62,614,000	9/10/12	4,555,733	4,691,090	(135,357)
SELL	MXN	JPMorgan Chase Bank N.A.	38,603,766	8/06/12	2,867,259	2,901,782	(34,523)
SELL	MXN	UBS AG	31,305,000	9/10/12	2,278,252	2,345,396	(67,144)
SELL	MYR	Barclays Bank PLC	48,183,000	8/13/12	15,142,363	15,383,854	(241,491)
SELL	PLN	Barclays Bank PLC	34,000	8/23/12	10,069	10,151	(82)
SELL	PLN	Deutsche Bank AG	26,280,000	8/03/12	7,575,889	7,865,316	(289,427)
SELL	PLN	JPMorgan Chase Bank N.A.	26,283,000	8/03/12	7,581,387	7,866,214	(284,827)
BUY	RUB	Barclays Bank PLC	207,222,000	8/31/12	6,408,201	6,398,709	(9,492)
BUY	RUB	JPMorgan Chase Bank N.A.	1,387,992,000	8/02/12- 8/31/12	43,197,500	42,958,467	(239,033)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	RUB	UBS AG	332,365,000	8/30/12	$10,312,287	$10,264,710	$(47,577)
SELL	RUB	Barclays Bank PLC	135,832,000	8/20/12	4,119,867	4,202,263	(82,396)
SELL	RUB	Credit Suisse Group	406,143,043	8/06/12	12,369,211	12,595,402	(226,191)
SELL	RUB	JPMorgan Chase Bank N.A.	645,168,000	8/02/12	19,645,798	20,021,972	(376,174)
SELL	RUB	UBS AG	135,137,000	8/20/12	4,102,520	4,180,762	(78,242)
SELL	TRY	JPMorgan Chase Bank N.A.	7,000	8/22/12	3,829	3,887	(58)
BUY	ZAR	Barclays Bank PLC	9,421,000	8/30/12	1,148,166	1,134,025	(14,141)
BUY	ZAR	Deutsche Bank AG	281,507,500	8/03/12- 8/30/12	34,146,080	33,945,131	(200,949)
BUY	ZAR	JPMorgan Chase Bank N.A.	351,724,500	8/03/12- 8/31/12	42,622,034	42,391,305	(230,729)
BUY	ZAR	UBS AG	97,671,000	8/21/12- 8/31/12	11,857,640	11,760,816	(96,824)
SELL	ZAR	Barclays Bank PLC	38,986,000	8/03/12	4,595,271	4,710,335	(115,064)
SELL	ZAR	Credit Suisse Group	17,391,000	8/21/12	2,095,806	2,095,987	(181)
SELL	ZAR	Deutsche Bank AG	56,301,000	8/03/12	6,636,547	6,802,355	(165,808)
SELL	ZAR	JPMorgan Chase Bank N.A.	106,497,000	8/03/12	12,556,898	12,867,095	(310,197)
SELL	ZAR	UBS AG	40,094,000	8/03/12- 8/21/12	4,785,695	4,837,137	(51,442)

							$(4,501,647)

Futures Contracts Outstanding at 7/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Long)	USD	260	$35,010,625	September - 2012	$425,653
U.S. Treasury Bond 30 yr (Long)	USD	181	27,336,656	September - 2012	661,566

					$1,087,219

At July 31, 2012, the fund had cash collateral of $760,000 and other liquid securities with an aggregate value of $865,260 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $4,615,889,864)	$5,089,679,940
Underlying affiliated funds, at cost and value	281,155,526
Total investments, at value (identified cost, $4,897,045,390)	$5,370,835,466
Cash	7,188,293
Restricted cash	760,000
Receivables for
Forward foreign currency exchange contracts	2,492,095
Daily variation margin on open futures contracts	30,031
Investments sold	11,712,610
Fund shares sold	25,492,602
Interest	77,156,471
Other assets	11,041
Total assets	$5,495,678,609
Liabilities
Payables for
Distributions	$4,070,039
Forward foreign currency exchange contracts	4,501,647
Investments purchased	65,937,984
Fund shares reacquired	9,950,383
Payable to affiliates
Investment adviser	202,997
Shareholder servicing costs	1,478,251
Distribution and service fees	48,197
Payable for independent Trustees’ compensation	12
Deferred country tax expense payable	7,465,204
Accrued expenses and other liabilities	789,495
Total liabilities	$94,444,209
Net assets	$5,401,234,400
Net assets consist of
Paid-in capital	$4,962,352,193
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $6,433,951 deferred country tax)	466,436,195
Accumulated distributions in excess of net realized gain on investments and foreign currency	(23,760,542)
Accumulated distributions in excess of net investment income	(3,793,446)
Net assets	$5,401,234,400
Shares of beneficial interest outstanding	343,888,777

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,269,863,960	80,799,635	$15.72
Class B	57,859,710	3,666,678	15.78
Class C	491,457,473	31,176,584	15.76
Class I	3,148,302,819	200,672,615	15.69
Class R1	936,152	59,293	15.79
Class R2	24,182,583	1,532,486	15.78
Class R3	35,355,152	2,247,274	15.73
Class R4	111,391,294	7,080,830	15.73
Class R5 (formerly Class W)	261,885,257	16,653,382	15.73

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.50 [100 / 95.25 x $15.72]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$234,727,579
Dividends from underlying affiliated funds	361,540
Foreign taxes withheld	(339,819)
Total investment income	$234,749,300
Expenses
Management fee	$28,778,719
Distribution and service fees	7,835,814
Shareholder servicing costs	4,118,601
Administrative services fee	560,036
Independent Trustees’ compensation	58,668
Custodian fee	429,552
Shareholder communications	837,579
Audit and tax fees	63,386
Legal fees	55,911
Miscellaneous	781,980
Total expenses	$43,520,246
Fees paid indirectly	(10,219)
Reduction of expenses by investment adviser	(785,571)
Net expenses	$42,724,456
Net investment income	$192,024,844
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,031,253 country tax)	$(869,397)
Futures contracts	10,341,647
Swap agreements	(1,528,367)
Foreign currency	3,073,560
Net realized gain (loss) on investments and foreign currency	$11,017,443
Change in unrealized appreciation (depreciation)
Investments (net of $6,433,951 increase in deferred country tax)	$265,126,073
Futures contracts	(72,472)
Swap agreements	208,123
Translation of assets and liabilities in foreign currencies	(3,771,792)
Net unrealized gain (loss) on investments and foreign currency translation	$261,489,932
Net realized and unrealized gain (loss) on investments and foreign currency	$272,507,375
Change in net assets from operations	$464,532,219

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2012	2011
Change in net assets
From operations
Net investment income	$192,024,844	$149,188,408
Net realized gain (loss) on investments and foreign currency	11,017,443	59,872,399
Net unrealized gain (loss) on investments and foreign currency translation	261,489,932	46,867,730
Change in net assets from operations	$464,532,219	$255,928,537
Distributions declared to shareholders
From net investment income	$(211,272,752)	$(152,044,345)
From net realized gain on investments	(11,545,565)	(62,911,674)
Total distributions declared to shareholders	$(222,818,317)	$(214,956,019)
Change in net assets from fund share transactions	$1,780,313,269	$706,759,283
Total change in net assets	$2,022,027,171	$747,731,801
Net assets
At beginning of period	3,379,207,229	2,631,475,428
At end of period (including accumulated distributions in excess of net investment income of $3,793,446 and undistributed net investment income of $3,737,080, respectively)	$5,401,234,400	$3,379,207,229

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.01	$14.80	$13.16	$13.43	$13.75
Income (loss) from investment operations
Net investment income (d)	$0.70	$0.71	$0.75	$0.79	$0.80
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	0.54	1.74	(0.18)	(0.05)
Total from investment operations	$1.54	$1.25	$2.49	$0.61	$0.75
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.73)	$(0.85)	$(0.88)	$(0.86)
From net realized gain on investments	(0.05)	(0.31)	—	—	(0.21)
Total distributions declared to shareholders	$(0.83)	$(1.04)	$(0.85)	$(0.88)	$(1.07)
Net asset value, end of period (x)	$15.72	$15.01	$14.80	$13.16	$13.43
Total return (%) (r)(s)(t)(x)	10.68	8.80	19.39	5.58	5.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.15	1.19	1.40	1.40
Expenses after expense reductions (f)	1.11	1.14	1.19	1.34	1.30
Net investment income	4.73	4.83	5.29	6.59	5.78
Portfolio turnover	52	80	100	109	112
Net assets at end of period (000 omitted)	$1,269,864	$1,123,447	$1,014,705	$405,619	$364,037

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.07	$14.85	$13.21	$13.48	$13.81
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.61	$0.66	$0.71	$0.70
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	0.54	1.72	(0.19)	(0.06)
Total from investment operations	$1.43	$1.15	$2.38	$0.52	$0.64
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.62)	$(0.74)	$(0.79)	$(0.76)
From net realized gain on investments	(0.05)	(0.31)	—	—	(0.21)
Total distributions declared to shareholders	$(0.72)	$(0.93)	$(0.74)	$(0.79)	$(0.97)
Net asset value, end of period (x)	$15.78	$15.07	$14.85	$13.21	$13.48
Total return (%) (r)(s)(t)(x)	9.84	8.06	18.46	4.81	4.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.90	1.94	2.10	2.05
Expenses after expense reductions (f)	1.86	1.89	1.94	2.10	2.05
Net investment income	3.98	4.09	4.61	5.88	5.07
Portfolio turnover	52	80	100	109	112
Net assets at end of period (000 omitted)	$57,860	$46,190	$33,123	$17,316	$19,042

Class C	Years ended 7/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.05	$14.84	$13.20	$13.48	$13.80
Income (loss) from investment operations
Net investment income (d)	$0.59	$0.61	$0.63	$0.70	$0.69
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	0.53	1.75	(0.19)	(0.04)
Total from investment operations	$1.43	$1.14	$2.38	$0.51	$0.65
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.62)	$(0.74)	$(0.79)	$(0.76)
From net realized gain on investments	(0.05)	(0.31)	—	—	(0.21)
Total distributions declared to shareholders	$(0.72)	$(0.93)	$(0.74)	$(0.79)	$(0.97)
Net asset value, end of period (x)	$15.76	$15.05	$14.84	$13.20	$13.48
Total return (%) (r)(s)(t)(x)	9.85	7.99	18.47	4.73	4.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.90	1.94	2.09	2.05
Expenses after expense reductions (f)	1.86	1.89	1.94	2.09	2.05
Net investment income	3.97	4.09	4.44	5.83	5.03
Portfolio turnover	52	80	100	109	112
Net assets at end of period (000 omitted)	$491,457	$390,816	$263,226	$53,151	$29,499

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.98	$14.77	$13.13	$13.42	$13.75
Income (loss) from investment operations
Net investment income (d)	$0.73	$0.75	$0.78	$0.83	$0.82
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	0.53	1.74	(0.21)	(0.05)
Total from investment operations	$1.57	$1.28	$2.52	$0.62	$0.77
Less distributions declared to shareholders
From net investment income	$(0.81)	$(0.76)	$(0.88)	$(0.91)	$(0.89)
From net realized gain on investments	(0.05)	(0.31)	—	—	(0.21)
Total distributions declared to shareholders	$(0.86)	$(1.07)	$(0.88)	$(0.91)	$(1.10)
Net asset value, end of period (x)	$15.69	$14.98	$14.77	$13.13	$13.42
Total return (%) (r)(s)(x)	10.97	9.08	19.71	5.68	5.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.95	1.06	1.06
Expenses after expense reductions (f)	0.86	0.89	0.94	1.06	1.06
Net investment income	4.92	5.10	5.50	6.70	6.02
Portfolio turnover	52	80	100	109	112
Net assets at end of period (000 omitted)	$3,148,303	$1,633,849	$992,622	$279,983	$11,038

Class R1	Years ended 7/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$15.07	$14.86	$13.21	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.59	$0.61	$0.66	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	0.53	1.73	2.53	(g)
Total from investment operations	$1.44	$1.14	$2.39	$3.01
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.62)	$(0.74)	$(0.47)
From net realized gain on investments	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.72)	$(0.93)	$(0.74)	$(0.47)
Net asset value, end of period (x)	$15.79	$15.07	$14.86	$13.21
Total return (%) (r)(s)(x)	9.91	7.98	18.54	28.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.90	1.94	2.12	(a)
Expenses after expense reductions (f)	1.87	1.90	1.94	2.12	(a)
Net investment income	3.96	4.12	4.65	6.03	(a)
Portfolio turnover	52	80	100	109	(n)
Net assets at end of period (000 omitted)	$936	$492	$233	$130

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 7/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$15.06	$14.85	$13.21	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.69	$0.72	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	0.52	1.74	2.53	(g)
Total from investment operations	$1.51	$1.21	$2.46	$3.05
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.69)	$(0.82)	$(0.51)
From net realized gain on investments	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.79)	$(1.00)	$(0.82)	$(0.51)
Net asset value, end of period (x)	$15.78	$15.06	$14.85	$13.21
Total return (%) (r)(s)(x)	10.46	8.52	19.04	29.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.41	1.46	1.59	(a)
Expenses after expense reductions (f)	1.36	1.40	1.46	1.59	(a)
Net investment income	4.44	4.64	5.07	6.30	(a)
Portfolio turnover	52	80	100	109	(n)
Net assets at end of period (000 omitted)	$24,183	$11,329	$1,798	$689

Class R3	Years ended 7/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$15.01	$14.80	$13.16	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.70	$0.72	$0.74	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	0.53	1.75	2.53	(g)
Total from investment operations	$1.55	$1.25	$2.49	$3.06
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.73)	$(0.85)	$(0.53)
From net realized gain on investments	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.83)	$(1.04)	$(0.85)	$(0.53)
Net asset value, end of period (x)	$15.73	$15.01	$14.80	$13.16
Total return (%) (r)(s)(x)	10.75	8.80	19.39	29.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.15	1.20	1.35	(a)
Expenses after expense reductions (f)	1.12	1.15	1.20	1.35	(a)
Net investment income	4.64	4.87	5.15	6.68	(a)
Portfolio turnover	52	80	100	109	(n)
Net assets at end of period (000 omitted)	$35,355	$8,831	$2,981	$336

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 7/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$15.01	$14.80	$13.16	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.76	$0.72	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	0.53	1.80	2.52	(g)
Total from investment operations	$1.58	$1.29	$2.52	$3.08
Less distributions declared to shareholders
From net investment income	$(0.81)	$(0.77)	$(0.88)	$(0.55)
From net realized gain on investments	(0.05)	(0.31)	—	—
Total distributions declared to shareholders	$(0.86)	$(1.08)	$(0.88)	$(0.55)
Net asset value, end of period (x)	$15.73	$15.01	$14.80	$13.16
Total return (%) (r)(s)(x)	11.03	9.07	19.68	29.54	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90	1.02	1.12	(a)
Expenses after expense reductions (f)	0.87	0.90	1.02	1.12	(a)
Net investment income	4.91	5.11	5.00	7.02	(a)
Portfolio turnover	52	80	100	109	(n)
Net assets at end of period (000 omitted)	$111,391	$48,313	$24,458	$130

See Notes to Financial Statements

Financial Highlights – continued

Class R5 (formerly Class W) (y)	Years ended 7/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.00	$14.79	$13.15	$13.43	$13.74
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.73	$0.75	$0.81	$0.81
Net realized and unrealized gain (loss) on investments and foreign currency	0.84	0.54	1.76	(0.19)	(0.03)
Total from investment operations	$1.58	$1.27	$2.51	$0.62	$0.78
Less distributions declared to shareholders
From net investment income	$(0.80)	$(0.75)	$(0.87)	$(0.90)	$(0.88)
From net realized gain on investments	(0.05)	(0.31)	—	—	(0.21)
Total distributions declared to shareholders	$(0.85)	$(1.06)	$(0.87)	$(0.90)	$(1.09)
Net asset value, end of period (x)	$15.73	$15.00	$14.79	$13.15	$13.43
Total return (%) (r)(s)(x)	11.01	8.97	19.57	5.66	5.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.99	1.03	1.18	1.16
Expenses after expense reductions (f)	0.94	0.99	1.03	1.17	1.16
Net investment income	4.91	4.95	5.26	6.64	5.87
Portfolio turnover	52	80	100	109	112
Net assets at end of period (000 omitted)	$261,885	$115,940	$298,331	$19,614	$6,938

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception December 1, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair

Notes to Financial Statements – continued

value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of July 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$23,059,225	$—	$23,059,225
Non-U.S. Sovereign Debt	—	4,468,450,972	—	4,468,450,972
Foreign Bonds	—	598,169,743	—	598,169,743
Mutual Funds	281,155,526	—	—	281,155,526
Total Investments	$281,155,526	$5,089,679,940	$—	$5,370,835,466

Other Financial Instruments
Futures Contracts	$1,087,219	$—	$—	$1,087,219
Forward Foreign Currency Exchange Contracts	—	(2,009,552)	—	(2,009,552)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,087,219	$—
Foreign Exchange	Forward Foreign Currency Exchange	2,492,095	(4,501,647)
Total		$3,579,314	$(4,501,647)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$10,341,647	$—	$—	$(190,634)
Foreign Exchange	—	—	3,076,777	(1,518,916)
Credit	—	(1,528,367)	—	—
Total	$10,341,647	$(1,528,367)	$3,076,777	$(1,709,550)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(72,472)	$—	$—	$153,338
Foreign Exchange	—	—	(3,774,021)	—
Credit	—	208,123	—	—
Total	$(72,472)	$208,123	$(3,774,021)	$153,338

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used

Notes to Financial Statements – continued

to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts

Notes to Financial Statements – continued

to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap

Notes to Financial Statements – continued

agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swap agreements, options, futures contracts and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/12	7/31/11
Ordinary income (including any short-term capital gains)	$213,841,364	$208,201,710
Long-term capital gains	8,976,953	6,754,309
Total distributions	$222,818,317	$214,956,019

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/12
Cost of investments	$4,929,843,899
Gross appreciation	457,889,946
Gross depreciation	(16,898,379)
Net unrealized appreciation (depreciation)	$440,991,567
Undistributed ordinary income	15,543,443
Undistributed long-term capital gain	11,156,439
Other temporary differences	(28,809,242)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/12	Year ended 7/31/11	Year ended 7/31/12	Year ended 7/31/11
Class A	$60,251,291	$57,202,782	$3,648,950	$25,694,544
Class B	2,217,973	1,751,399	157,001	888,659
Class C	18,704,973	14,654,997	1,294,311	7,418,297
Class I	117,922,814	62,654,991	5,809,185	21,366,336
Class R1	26,042	16,821	1,842	7,842
Class R2	828,392	290,781	45,634	90,188
Class R3	1,128,879	279,020	59,773	97,615
Class R4	3,767,235	1,635,939	184,558	579,279
Class R5 (formerly Class W)	6,425,153	13,557,615	344,311	6,768,914
Total	$211,272,752	$152,044,345	$11,545,565	$62,911,674

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2013. This management fee reduction amounted to $769,908, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2012 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue until November 30, 2012. For the year ended July 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $403,442 for the year ended July 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,897,887
Class B	0.75%	0.25%	1.00%	1.00%	498,737
Class C	0.75%	0.25%	1.00%	1.00%	4,209,659
Class R1	0.75%	0.25%	1.00%	1.00%	5,860
Class R2	0.25%	0.25%	0.50%	0.50%	84,274
Class R3	—	0.25%	0.25%	0.25%	54,959
Class R5 (formerly Class W)	—	—	—	0.07%	84,438
Total Distribution and Service Fees					$7,835,814

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2012 based on each class’ average daily net assets. Effective May 30, 2012, Class W shares were redesignated Class R5 shares. Effective May 31, 2012, the 0.10% Class W distribution fee was eliminated.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2012, were as follows:

Amount
Class A	$87,047
Class B	94,199
Class C	64,019

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2012, the fee was $600,449, which equated to 0.0149% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended July 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,316,988.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of

Notes to Financial Statements – continued

each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended July 31, 2012, these costs for the fund amounted to $201,164 and are reflected in the “Shareholder servicing costs” on the Statement of Operations. Effective January 1, 2012, the fund no longer pays any expenses under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2012 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $33,274 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $15,663, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $3,618,870,311 and $1,922,115,121, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/12		Year ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	42,286,651	$632,251,334	50,040,643	$742,743,071
Class B	1,125,869	16,921,631	1,348,665	20,195,357
Class C	8,976,621	134,757,702	12,349,951	184,596,630
Class I	138,061,852	2,069,908,598	78,787,319	1,157,974,967
Class R1	36,235	550,274	22,052	327,026
Class R2	946,223	14,177,116	686,220	10,153,379
Class R3	1,998,805	29,531,873	505,076	7,449,444
Class R4	4,735,633	71,360,509	2,019,515	29,894,001
Class R5 (formerly Class W)	18,671,029	280,062,509	14,079,623	209,993,733
	216,838,918	$3,249,521,546	159,839,064	$2,363,327,608

Shares issued to shareholders in reinvestment of distributions
Class A	3,518,508	$52,411,717	4,638,171	$68,301,857
Class B	118,211	1,767,236	135,863	2,007,443
Class C	854,671	12,772,695	951,509	14,040,290
Class I	6,088,266	90,937,591	3,652,285	53,799,782
Class R1	1,854	27,752	1,660	24,532
Class R2	58,157	872,953	25,807	380,969
Class R3	78,947	1,186,355	25,550	376,350
Class R4	228,405	3,421,763	128,539	1,894,730
Class R5 (formerly Class W)	412,758	6,182,998	1,329,172	19,582,822
	11,359,777	$169,581,060	10,888,556	$160,408,775

Shares reacquired
Class A	(39,861,850)	$(596,139,952)	(48,399,650)	$(710,906,979)
Class B	(643,094)	(9,608,761)	(648,734)	(9,584,483)
Class C	(4,620,183)	(68,935,782)	(5,073,532)	(74,635,406)
Class I	(52,568,777)	(783,893,004)	(40,560,478)	(600,472,524)
Class R1	(11,458)	(171,059)	(6,734)	(98,951)
Class R2	(223,974)	(3,364,581)	(80,966)	(1,186,615)
Class R3	(418,794)	(6,292,748)	(143,674)	(2,115,959)
Class R4	(1,101,110)	(16,437,348)	(582,389)	(8,585,342)
Class R5 (formerly Class W)	(10,158,946)	(153,946,102)	(27,849,778)	(409,390,841)
	(109,608,186)	$(1,638,789,337)	(123,345,935)	$(1,816,977,100)

Notes to Financial Statements – continued

	Year ended 7/31/12		Year ended 7/31/11
	Shares	Amount	Shares	Amount
Net change
Class A	5,943,309	$88,523,099	6,279,164	$100,137,949
Class B	600,986	9,080,106	835,794	12,618,317
Class C	5,211,109	78,594,615	8,227,928	124,001,514
Class I	91,581,341	1,376,953,185	41,879,126	611,302,225
Class R1	26,631	406,967	16,978	252,607
Class R2	780,406	11,685,488	631,061	9,347,733
Class R3	1,658,958	24,425,480	386,952	5,709,835
Class R4	3,862,928	58,344,924	1,565,665	23,203,389
Class R5 (formerly Class W)	8,924,841	132,299,405	(12,440,983)	(179,814,286)
	118,590,509	$1,780,313,269	47,381,685	$706,759,283

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, MFS Growth Allocation Fund, and the MFS Moderate Allocation Fund, were the owners of record of approximately 1%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2012, the fund’s commitment fee and

Notes to Financial Statements – continued

interest expense were $26,331 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/ Par Amount
MFS Institutional Money Market Portfolio	201,924,108	1,784,423,912	(1,705,192,494)	281,155,526

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$361,540	$281,155,526

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust X and the Shareholders of MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Debt Fund at July 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 18, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Ward Brown Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $15,834,000 as capital gain dividends paid during the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

July 31, 2012

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

EML-ANN

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden companies and countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis. A slowing in the Chinese economy has added another layer of trepidation, as investors worry that the primary engine of global growth may be sputtering.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Real-time collaboration across the globe is vital in periods of heightened volatility and economic uncertainty. At MFS our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 18, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Bond exposure (i)

Issuer country weightings of bonds (i)(x)
Brazil	15.5%
South Africa	12.1%
Turkey	9.5%
Mexico	9.3%
Russia	8.9%
Poland	8.1%
Indonesia	7.8%
Hungary	7.2%
Malaysia	6.7%
Other Countries	14.9%

Fixed income sectors (i)
Sovereign Emerging Markets	93.5%
Other Government Entity-Emerging Markets Quasi Government	0.5%

Composition including fixed income credit quality (a)(i)
A	25.8%
BBB	20.5%
BB	12.9%
B	0.1%
Not Rated	34.7%
Cash & Other	6.0%

Currency exposure (i)

Currency exposure weightings (i)(y)
Mexican Peso	12.1%
Russian Ruble	11.8%
Turkish Lira	10.4%
Brazilian Real	10.1%
Indonesian Rupiah	9.9%
South African Rand	9.7%
Malaysian Ringgit	8.2%
Polish Zloty	8.0%
Hungarian Furint	6.2%
Other Currencies	13.6%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	9.3 yrs.

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 7/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the reporting period September 15, 2011 to July 31, 2012, Class A shares of the MFS Emerging Markets Debt Local Currency Fund (the “fund”) provided a total return of 1.26%, at net asset value. This compares with a return of 4.72% for the fund’s benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. Among these included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

Towards the end of the period, though, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

Relative to the JPMorgan Government Bond Index Emerging Markets Global Diversified, the fund’s lesser exposure to Brazil held back performance. Bond selection in Indonesia, particularly in sovereign bonds, dampened relative results as the sovereign sector delivered weaker returns relative to the benchmark.

The fund’s cash and/or cash equivalents position was also a relative detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when emerging fixed income markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The fund’s underweight exposure to Poland, Russia, and Thailand had a notable positive impact on relative results. Bond selection in the sovereign debt of Poland and South Africa also boosted relative performance.

The currency exposures of the fund’s holdings relative to those of the benchmark were a general source of outperformance.

4

Management Review – continued

Respectfully,

Ward Brown	Matthew Ryan
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 7/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 7/31/12

Average annual without sales charge

Share class	Class inception date	Life (t)
A	9/15/11	1.26%
B	9/15/11	0.57%
C	9/15/11	0.57%
I	9/15/11	1.49%
R1	9/15/11	0.67%
R2	9/15/11	1.03%
R3	9/15/11	1.26%
R4	9/15/11	1.49%
Comparative benchmark
JPMorgan Government Bond Index Emerging Markets Global Diversified (f)		4.72%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(3.55)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(3.36)%
C With CDSC (1% for 12 months) (x)		(0.41)%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Government Bond Index Emerging Markets Global Diversified – a market capitalization weighted index that is designed to measure the performance of local currency government bonds issued in emerging markets. The index includes only the countries which give access to their capital market to foreign investors; it therefore excludes China, India, and Thailand. Individual country weights in the index are limited to 10% in order for the index to remain fully diversified.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

7

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2012 through July 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2012 through July 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/12	Ending Account Value 7/31/12	Expenses Paid During Period (p) 2/01/12-7/31/12
A	Actual	1.25%	$1,000.00	$1,006.19	$6.24
	Hypothetical (h)	1.25%	$1,000.00	$1,018.65	$6.27
B	Actual	2.00%	$1,000.00	$1,002.44	$9.96
	Hypothetical (h)	2.00%	$1,000.00	$1,014.92	$10.02
C	Actual	2.00%	$1,000.00	$1,002.44	$9.96
	Hypothetical (h)	2.00%	$1,000.00	$1,014.92	$10.02
I	Actual	1.00%	$1,000.00	$1,007.44	$4.99
	Hypothetical (h)	1.00%	$1,000.00	$1,019.89	$5.02
R1	Actual	2.00%	$1,000.00	$1,003.45	$9.96
	Hypothetical (h)	2.00%	$1,000.00	$1,014.92	$10.02
R2	Actual	1.50%	$1,000.00	$1,004.94	$7.48
	Hypothetical (h)	1.50%	$1,000.00	$1,017.40	$7.52
R3	Actual	1.25%	$1,000.00	$1,006.19	$6.24
	Hypothetical (h)	1.25%	$1,000.00	$1,018.65	$6.27
R4	Actual	1.00%	$1,000.00	$1,007.44	$4.99
	Hypothetical (h)	1.00%	$1,000.00	$1,019.89	$5.02

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

7/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 67.7%
Issuer	Shares/Par		Value ($)

Foreign Bonds - 67.7%
Brazil - 0.4%
Federative Republic of Brazil, 10%, 2017	BRL	209,000	$105,838
Nota do Tesouro Nacional, 10%, 2021	BRL	10,000	5,037

			$110,875
Chile - 0.7%
Bonos del Banco Centro de Chile, 3%, 2017	CLP	90,316,680	$191,594

Colombia - 0.8%
Republic of Colombia, 7.75%, 2021	COP	156,000,000	$109,516
Republic of Colombia, 9.85%, 2027	COP	133,000,000	115,263

			$224,779
Czech Republic - 0.1%
Czech Republic, 3.85%, 2021	CZK	420,000	$23,021

Hungary - 4.7%
Republic of Hungary, 5.5%, 2014	HUF	37,550,000	$160,103
Republic of Hungary, 8%, 2015	HUF	48,210,000	213,902
Republic of Hungary, 5.5%, 2016	HUF	62,560,000	258,374
Republic of Hungary, 7.5%, 2020	HUF	69,640,000	304,406
Republic of Hungary, 6%, 2023	HUF	88,630,000	342,815

			$1,279,600
Indonesia - 7.7%
Republic of Indonesia, 9.5%, 2015	IDR	809,000,000	$95,097
Republic of Indonesia, 10.75%, 2016	IDR	1,000,000,000	124,977
Republic of Indonesia, 11.6%, 2018	IDR	584,000,000	80,279
Republic of Indonesia, 12.8%, 2021	IDR	855,000,000	134,172
Republic of Indonesia, 8.25%, 2021	IDR	2,234,000,000	276,860
Republic of Indonesia, 7%, 2022	IDR	1,150,000,000	133,056
Republic of Indonesia, 8.375%, 2026	IDR	5,205,000,000	657,458
Republic of Indonesia, 8.25%, 2032	IDR	4,652,000,000	588,952

			$2,090,851
Malaysia - 5.6%
Government of Malaysia, 4.262%, 2016	MYR	950,000	$316,863
Government of Malaysia, 4.24%, 2018	MYR	694,000	232,924
Government of Malaysia, 4.378%, 2019	MYR	118,000	40,274

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
Malaysia - continued
Government of Malaysia, 4.16%, 2021	MYR	1,885,000	$638,522
Government of Malaysia, 4.392%, 2026	MYR	468,000	162,960
Government of Malaysia, 4.498%, 2030	MYR	155,000	54,472
Government of Malaysia, 4.232%, 2031	MYR	261,000	88,676

			$1,534,691
Mexico - 6.6%
Petroleos Mexicanos, 7.65%, 2021	MXN	1,730,000	$140,419
United Mexican States, 8%, 2015	MXN	3,680,000	304,398
United Mexican States, 7.75%, 2017	MXN	3,050,000	260,051
United Mexican States, 8.5%, 2029	MXN	5,350,000	510,858
United Mexican States, 7.75%, 2031	MXN	1,200,000	107,092
United Mexican States, 10%, 2036	MXN	1,870,000	203,024
United Mexican States, 8.5%, 2038	MXN	2,850,000	270,520

			$1,796,362
Peru - 1.8%
Republic of Peru, 7.84%, 2020	PEN	403,000	$185,432
Republic of Peru, 6.95%, 2031	PEN	363,000	163,557
Republic of Peru, 6.9%, 2037	PEN	340,000	154,010

			$502,999
Poland - 4.6%
Government of Poland, 5%, 2016	PLN	280,000	$85,688
Government of Poland, 5.25%, 2017	PLN	788,000	244,713
Government of Poland, 5.5%, 2019	PLN	691,000	218,416
Government of Poland, 5.25%, 2020	PLN	920,000	284,687
Government of Poland, 5.75%, 2022	PLN	1,291,000	411,933

			$1,245,437
Russia - 8.7%
Credit Suisse (Russian Federation, CLN), 7.35%, 2016 (z)	RUB	10,000,000	$309,872
Credit Suisse First Boston (Russian Federation, CLN), 7.4%, 2017 (z)	RUB	32,000,000	987,121
Deutsche Bank (Russian Federation, CLN), 7.5%, 2018 (z)	RUB	35,000,000	1,078,577

			$2,375,570
South Africa - 11.9%
Republic of South Africa, 13.5%, 2015	ZAR	2,181,000	$322,793
Republic of South Africa, 8.25%, 2017	ZAR	3,063,000	407,028
Republic of South Africa, 8%, 2018	ZAR	5,331,000	702,550
Republic of South Africa, 7.25%, 2020	ZAR	3,069,000	386,279
Republic of South Africa, 6.75%, 2021	ZAR	972,000	117,971
Republic of South Africa, 5.5%, 2023	ZAR	403,024	68,741

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
South Africa - continued
Republic of South Africa, 10.5%, 2026	ZAR	2,926,000	$451,122
Republic of South Africa, 7%, 2031	ZAR	2,163,000	240,384
Republic of South Africa, 6.25%, 2036	ZAR	5,413,000	531,322

			$3,228,190
Thailand - 4.6%
Kingdom of Thailand, 3.775%, 2032	THB	2,503,000	$80,055
Kingdom of Thailand, 3.625%, 2015	THB	6,655,000	214,081
Kingdom of Thailand, 3.45%, 2019	THB	4,600,000	147,181
Kingdom of Thailand, 3.875%, 2019	THB	6,695,000	221,306
Kingdom of Thailand, 3.65%, 2021	THB	9,134,000	297,482
Kingdom of Thailand, 4.75%, 2024	THB	7,603,000	271,417
Kingdom of Thailand, 4.875%, 2029	THB	656,000	24,048

			$1,255,570
Turkey - 9.4%
Republic of Turkey, TIPS, 12%, 2013	TRY	152,237	$92,792
Republic of Turkey, 8%, 2013	TRY	730,000	408,143
Republic of Turkey, 11%, 2014	TRY	240,000	141,070
Republic of Turkey, 9%, 2016	TRY	1,014,000	583,876
Republic of Turkey, 10.5%, 2020	TRY	878,000	557,662
Republic of Turkey, 9.5%, 2022	TRY	1,262,000	771,096

			$2,554,639
Venezuela - 0.1%
Republic of Venezuela, 9.25%, 2027		$19,000	$15,704
Total Bonds (Identified Cost, $18,130,942)			$18,429,882

Money Market Funds - 28.5%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)		7,768,366	$7,768,366
Total Investments (Identified Cost, $25,899,308)			$26,198,248

Other Assets, Less Liabilities - 3.8%			1,030,326
Net Assets - 100.0%			$27,228,574

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

13

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Credit Suisse (Russian Federation, CLN), 7.35%, 2016	1/27/12	$329,520	$309,872
Credit Suisse First Boston (Russian Federation, CLN), 7.4%, 2017	6/29/12	967,617	987,121
Deutsche Bank (Russian Federation, CLN), 7.5%, 2018	6/29/12	1,060,403	1,078,577
Total Restricted Securities			$2,375,570
% of Net Assets			8.7%

The following abbreviations are used in this report and are defined:

BUBOR	Budapest Interbank Offered Rate
CDI	Interbank Deposit Certificates
CLN	Credit-Linked Note
KLIBOR	Kuala Lumpur Interbank Offered Rate
THBFIX	Thai Baht Floating Rate Fixed
TIIE	Interbank Equilibrium Interest Rate
TIPS	Treasury Inflation Protected Security
WIBOR	Warsaw Interbank Offered Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

14

Portfolio of Investments – continued

Derivative Contracts at 7/31/12

Forward Foreign Currency Exchange Contracts at 7/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Goldman Sachs International	11,000	8/02/12	$5,366	$5,368	$2
BUY	BRL	JPMorgan Chase Bank N.A.	5,049,227	8/02/12	2,463,158	2,463,999	841
BUY	BRL	UBS AG	419,000	8/02/12	203,497	204,470	973
SELL	BRL	JPMorgan Chase Bank N.A.	5,049,227	8/02/12	2,489,143	2,463,999	25,144
BUY	COP	Citibank N.A.	120,097,000	10/03/12	65,853	66,321	468
BUY	COP	JPMorgan Chase Bank N.A.	370,051,000	9/04/12	205,287	205,344	57
BUY	COP	UBS AG	370,051,000	8/06/12	204,222	206,350	2,128
SELL	EUR	Deutsche Bank AG	42,000	10/09/12	52,080	51,720	360
SELL	EUR	UBS AG	11,000	10/12/12	13,555	13,546	9
BUY	HUF	Citibank N.A.	91,183,416	8/21/12	393,961	397,162	3,201
SELL	HUF	Barclays Bank PLC	30,388,080	8/21/12	132,723	132,360	363
SELL	HUF	UBS AG	33,734,000	8/21/12	147,444	146,933	511
BUY	IDR	Goldman Sachs International	565,153,000	8/13/12	59,590	59,623	33
BUY	IDR	JPMorgan Chase Bank N.A.	8,789,100,000	8/23/12	925,168	926,006	838
SELL	IDR	JPMorgan Chase Bank N.A.	6,140,767,088	8/13/12	650,505	647,840	2,665
BUY	INR	JPMorgan Chase Bank N.A.	14,822,000	8/06/12- 9/07/12	264,750	265,445	695
BUY	KRW	Barclays Bank PLC	180,188,000	8/03/12- 8/13/12	157,954	159,304	1,350
BUY	KRW	JPMorgan Chase Bank N.A.	151,533,000	8/13/12	132,095	133,923	1,828
BUY	MXN	Deutsche Bank AG	743,000	9/10/12	55,641	55,666	25
BUY	MXN	JPMorgan Chase Bank N.A.	20,977,814	8/06/12- 10/12/12	1,560,925	1,568,313	7,388
BUY	MXN	UBS AG	1,393,000	9/10/12	102,656	104,365	1,709
SELL	MXN	JPMorgan Chase Bank N.A.	1,918,806	9/04/12	144,610	143,844	766
BUY	MYR	Barclays Bank PLC	880,000	8/06/12- 8/13/12	278,043	281,035	2,992
BUY	MYR	HSBC Bank	300,000	8/06/12	94,787	95,834	1,047
BUY	MYR	JPMorgan Chase Bank N.A.	941,458	8/13/12	297,789	300,589	2,800

15

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	MYR	Barclays Bank PLC	416,000	8/06/12	$133,205	$132,889	$316
SELL	MYR	HSBC Bank	300,000	8/06/12	96,015	95,834	181
BUY	PHP	JPMorgan Chase Bank N.A.	5,866,000	8/28/12	137,409	140,447	3,038
BUY	PLN	Barclays Bank PLC	3,302,408	8/23/12	978,026	986,005	7,979
BUY	PLN	Citibank N.A.	1,693,658	8/03/12- 8/23/12	500,432	506,217	5,785
BUY	PLN	JPMorgan Chase Bank N.A.	4,064,750	8/03/12	1,191,795	1,216,535	24,740
BUY	RUB	Citibank N.A.	4,717,000	8/03/12	144,141	146,361	2,220
BUY	RUB	Goldman Sachs International	598,000	8/06/12	18,445	18,545	100
BUY	RUB	JPMorgan Chase Bank N.A.	75,937,578	8/02/12- 8/03/12	2,323,022	2,356,265	33,243
SELL	RUB	JPMorgan Chase Bank N.A.	4,799,000	8/02/12	149,315	148,931	384
BUY	THB	JPMorgan Chase Bank N.A.	16,259,606	9/28/12- 10/12/12	512,807	514,184	1,377
BUY	THB	Merrill Lynch International Bank	1,608,030	9/28/12	50,759	50,855	96
BUY	TRY	Barclays Bank PLC	1,099,170	8/22/12	603,948	610,350	6,402
BUY	TRY	JPMorgan Chase Bank N.A.	984,137	8/22/12	538,339	546,474	8,135
SELL	ZAR	Citibank N.A.	2,210,175	8/21/12	267,083	266,373	710
SELL	ZAR	Deutsche Bank AG	1,382,501	8/21/12	166,721	166,621	100
SELL	ZAR	JPMorgan Chase Bank N.A.	1,172,638	8/21/12	142,451	141,328	1,123
SELL	ZAR	UBS AG	468,000	8/30/12	56,449	56,334	115

							$154,237

Liability Derivatives
BUY	BRL	Citibank N.A.	284,000	8/02/12	$138,807	$138,591	$(216)
BUY	BRL	Credit Suisse Group	4,312,227	8/02/12	2,134,660	2,104,347	(30,313)
BUY	BRL	JPMorgan Chase Bank N.A.	5,049,227	10/02/12	2,463,879	2,436,709	(27,170)
BUY	BRL	UBS AG	108,000	8/02/12	53,110	52,703	(407)
SELL	BRL	Citibank N.A.	284,000	8/02/12	138,344	138,591	(247)
SELL	BRL	Credit Suisse Group	4,312,227	8/02/12	2,103,628	2,104,347	(719)
SELL	BRL	Goldman Sachs International	11,000	8/02/12	5,267	5,368	(101)
SELL	BRL	UBS AG	527,000	8/02/12	257,086	257,174	(88)
SELL	CLP	Barclays Bank PLC	89,489,000	9/04/12	184,323	184,456	(133)

16

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	COP	Citibank N.A.	89,631,000	10/17/12	$50,082	$49,405	$(677)
BUY	COP	JPMorgan Chase Bank N.A.	117,535,000	10/17/12	64,865	64,785	(80)
BUY	COP	UBS AG	266,136,000	11/02/12	148,183	146,382	(1,801)
SELL	COP	JPMorgan Chase Bank N.A.	370,051,000	8/06/12	206,271	206,351	(80)
SELL	CZK	Goldman Sachs International	440,461	10/12/12	21,223	21,396	(173)
BUY	EUR	Barclays Bank PLC	54,000	10/12/12	66,511	66,500	(11)
BUY	EUR	UBS AG	103,000	10/12/12	127,540	126,843	(697)
SELL	EUR	Goldman Sachs International	108,512	10/12/12	133,000	133,630	(630)
SELL	EUR	JPMorgan Chase Bank N.A.	119,000	10/12/12	146,050	146,546	(496)
SELL	EUR	UBS AG	43,000	10/12/12	52,890	52,954	(64)
BUY	HUF	JPMorgan Chase Bank N.A.	18,246,747	8/21/12	80,208	79,476	(732)
BUY	HUF	UBS AG	35,185,580	8/21/12	153,575	153,256	(319)
SELL	HUF	Citibank N.A.	119,000	8/21/12	513	518	(5)
BUY	IDR	JPMorgan Chase Bank N.A.	2,310,680,000	8/13/12	244,000	243,773	(227)
SELL	INR	JPMorgan Chase Bank N.A.	7,411,000	8/06/12	132,814	133,148	(334)
SELL	KRW	Barclays Bank PLC	90,094,000	8/03/12	79,308	79,680	(372)
SELL	KRW	JPMorgan Chase Bank N.A.	241,503,000	8/13/12	209,884	213,438	(3,554)
BUY	MXN	Barclays Bank PLC	1,320,000	9/10/12	99,069	98,895	(174)
BUY	MXN	Deutsche Bank AG	2,329,000	9/04/12- 9/10/12	174,793	174,572	(221)
BUY	MXN	JPMorgan Chase Bank N.A.	2,312,806	8/06/12- 9/10/12	174,588	173,752	(836)
BUY	MXN	UBS AG	1,223,000	9/10/12	91,731	91,628	(103)
SELL	MXN	Citibank N.A.	1,957,000	9/10/12	142,443	146,620	(4,177)
SELL	MXN	Deutsche Bank AG	2,695,000	9/10/12	196,086	201,912	(5,826)
SELL	MXN	JPMorgan Chase Bank N.A.	4,384,128	8/06/12- 9/10/12	325,598	329,536	(3,938)
BUY	MYR	Barclays Bank PLC	416,000	9/07/12	132,971	132,579	(392)
BUY	MYR	HSBC Bank	300,000	9/07/12	95,850	95,610	(240)
SELL	PEN	Deutsche Bank AG	1,232,825	9/25/12	462,338	467,364	(5,026)
SELL	PHP	Barclays Bank PLC	5,867,000	8/28/12	139,690	140,471	(781)
SELL	PLN	Barclays Bank PLC	3,527,408	8/03/12	1,045,292	1,055,715	(10,423)
SELL	PLN	Citibank N.A.	1,116,000	8/03/12- 8/23/12	322,776	333,316	(10,540)
SELL	PLN	JPMorgan Chase Bank N.A.	1,125,000	8/03/12	329,084	336,700	(7,616)

17

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	PLN	UBS AG	458,000	8/03/12- 8/23/12	$131,213	$136,753	$(5,540)
BUY	RUB	Barclays Bank PLC	8,710,000	8/03/12	272,613	270,257	(2,356)
BUY	RUB	JPMorgan Chase Bank N.A.	13,645,000	8/03/12- 8/06/12	424,811	423,239	(1,572)
BUY	RUB	UBS AG	4,376,000	8/30/12	135,774	135,148	(626)
SELL	RUB	Credit Suisse Group	38,303,366	8/03/12- 8/06/12	1,171,481	1,188,421	(16,940)
SELL	RUB	JPMorgan Chase Bank N.A.	38,750,000	8/02/12- 8/06/12	1,188,309	1,202,362	(14,053)
SELL	TRY	Deutsche Bank AG	1,302,685	8/22/12	717,140	723,358	(6,218)
SELL	TRY	JPMorgan Chase Bank N.A.	344,571	10/12/12	186,399	189,819	(3,420)
BUY	ZAR	Citibank N.A.	803,000	8/30/12	96,921	96,659	(262)
BUY	ZAR	Deutsche Bank AG	2,605,500	8/03/12- 8/30/12	316,017	314,169	(1,848)
BUY	ZAR	JPMorgan Chase Bank N.A.	2,360,500	8/03/12- 8/31/12	286,143	284,485	(1,658)
BUY	ZAR	UBS AG	1,226,000	8/03/12- 8/31/12	148,797	147,823	(974)
SELL	ZAR	Barclays Bank PLC	921,813	8/21/12	111,017	111,098	(81)
SELL	ZAR	Citibank N.A.	2,641,021	8/03/12- 8/21/12	312,468	318,767	(6,299)
SELL	ZAR	JPMorgan Chase Bank N.A.	3,593,000	8/21/12	421,377	433,033	(11,656)

							$(193,442)

18

Portfolio of Investments – continued

Swap Agreements at 7/31/12

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swaps
1/02/14	BRL	550,000	JPMorgan Chase Bank	10.41% (fixed rate)	CDI (floating rate)	$9,285
1/02/14	BRL	500,000	JPMorgan Chase Bank	8.03% (fixed rate)	CDI (floating rate)	613
1/02/14	BRL	600,000	JPMorgan Chase Bank	9.45% (fixed rate)	CDI (floating rate)	6,370
1/02/15	BRL	520,000	JPMorgan Chase Bank	8.70% (fixed rate)	CDI (floating rate)	2,259
10/19/16	MXN	3,400,000	JPMorgan Chase Bank	5.47% (fixed rate)	TIIE (floating rate)	5,530
10/19/16	MXN	1,100,000	JPMorgan Chase Bank	5.50% (fixed rate)	TIIE (floating rate)	1,890
10/27/16	PLN	917,000	JPMorgan Chase Bank	4.82% (fixed rate)	6-month WIBOR	11,674
10/28/16	THB	5,700,000	JPMorgan Chase Bank	3.2% (fixed rate)	6-month THBFIX	2,535
1/02/17	BRL	1,800,000	JPMorgan Chase Bank	9.62% (fixed rate)	CDI (floating rate)	20,702
1/02/17	BRL	200,000	JPMorgan Chase Bank	9.24% (fixed rate)	CDI (floating rate)	1,226
1/02/17	BRL	4,400,000	JPMorgan Chase Bank	10.455% (fixed rate)	CDI (floating rate)	101,781
1/02/17	BRL	700,000	JPMorgan Chase Bank	9.95% (fixed rate)	CDI (floating rate)	11,281
1/02/17	BRL	340,000	JPMorgan Chase Bank	10.35% (fixed rate)	CDI (floating rate)	7,305
1/04/17	BRL	900,000	JPMorgan Chase Bank	9.14% (fixed rate)	CDI (floating rate)	4,076
3/17/17	MXN	5,000,000	JPMorgan Chase Bank	5.75% (fixed rate)	TIIE (floating rate)	12,722
3/26/17	PLN	500,000	JPMorgan Chase Bank	4.86% (fixed rate)	6-month WIBOR	3,412
5/02/17	PLN	1,000,000	JPMorgan Chase Bank	4.95% (fixed rate)	6-month WIBOR	8,285
7/05/17	HUF	20,000,000	Barclays Bank PLC	6.56% (fixed rate)	6-month BUBOR	305
7/31/17	MYR	850,000	JPMorgan Chase Bank	3.075% (fixed rate)	3-month KLIBOR	0
1/04/21	BRL	1,400,000	JPMorgan Chase Bank	9.43% (fixed rate)	CDI (floating rate)	502
1/04/21	BRL	650,000	JPMorgan Chase Bank	10.12% (fixed rate)	CDI (floating rate)	8,328
6/29/22	PLN	530,000	Deutsche Bank	4.74% (fixed rate)	6-month WIBOR	3,492

						$223,573

Liability Derivatives
Interest Rate Swaps
6/29/17	HUF	120,000,000	Deutsche Bank	6.45% (fixed rate)	6-month BUBOR	$(846)

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $18,130,942)	$18,429,882
Underlying affiliated funds, at cost and value	7,768,366
Total investments, at value (identified cost, $25,899,308)	$26,198,248
Receivables for
Forward foreign currency exchange contracts	154,237
Investments sold	526,320
Fund shares sold	5,127
Interest	321,488
Swaps, at value	223,573
Receivable from investment adviser	48,194
Other assets	5,974
Total assets	$27,483,161
Liabilities
Payables for
Forward foreign currency exchange contracts	$193,442
Fund shares reacquired	1,105
Swaps, at value	846
Payable to affiliates
Shareholder servicing costs	231
Distribution and service fees	57
Payable for independent Trustees’ compensation	4
Accrued expenses and other liabilities	58,902
Total liabilities	$254,587
Net assets	$27,228,574
Net assets consist of
Paid-in capital	$27,350,848
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	480,537
Accumulated net realized gain (loss) on investments and foreign currency	(509,005)
Accumulated distributions in excess of net investment income	(93,806)
Net assets	$27,228,574
Shares of beneficial interest outstanding	2,769,568

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,774,551	180,549	$9.83
Class B	171,527	17,445	9.83
Class C	248,041	25,228	9.83
Class I	24,630,025	2,505,213	9.83
Class R1	100,611	10,231	9.83
Class R2	101,052	10,277	9.83
Class R3	101,273	10,301	9.83
Class R4	101,494	10,324	9.83

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.32[100 / 95.25 x $9.83]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Period ended 7/31/12 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$631,030
Dividends from underlying affiliated funds	5,683
Foreign taxes withheld	(16,445)
Total investment income	$620,268
Expenses
Management fee	$112,439
Distribution and service fees	6,635
Shareholder servicing costs	2,744
Administrative services fee	15,362
Independent Trustees’ compensation	847
Custodian fee	54,125
Shareholder communications	6,573
Audit and tax fees	35,280
Legal fees	427
Registration fees	60,997
Miscellaneous	17,361
Total expenses	$312,790
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(156,572)
Net expenses	$156,203
Net investment income	$464,065
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(216,529)
Swap agreements	11,640
Foreign currency	(463,244)
Net realized gain (loss) on investments and foreign currency	$(668,133)
Change in unrealized appreciation (depreciation)
Investments	$298,940
Swap agreements	222,727
Translation of assets and liabilities in foreign currencies	(41,130)
Net unrealized gain (loss) on investments and foreign currency translation	$480,537
Net realized and unrealized gain (loss) on investments and foreign currency	$(187,596)
Change in net assets from operations	$276,469

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Period ended 7/31/12 (c)
From operations
Net investment income	$464,065
Net realized gain (loss) on investments and foreign currency	(668,133)
Net unrealized gain (loss) on investments and foreign currency translation	480,537
Change in net assets from operations	$276,469
Distributions declared to shareholders
From net investment income	$(398,743)
From tax return of capital	(133,844)
Total distributions declared to shareholders	$(532,587)
Change in net assets from fund share transactions	$27,484,692
Total change in net assets	$27,228,574
Net assets
At beginning of period	—
At end of period (including accumulated distributions in excess of net investment income of $93,806)	$27,228,574

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 7/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)
Total from investment operations	$0.12
Less distributions declared to shareholders
From net investment income	$(0.22)
From tax return of capital	(0.07)
Total distributions declared to shareholders	$(0.29)
Net asset value, end of period (x)	$9.83
Total return (%) (r)(s)(t)(x)	1.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	(a)
Expenses after expense reductions (f)	1.25	(a)
Net investment income	2.92	(a)
Portfolio turnover	75	(n)
Net assets at end of period (000 omitted)	$1,775

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Period ended 7/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)
Total from investment operations	$0.05
Less distributions declared to shareholders
From net investment income	$(0.16)
From tax return of capital	(0.06)
Total distributions declared to shareholders	$(0.22)
Net asset value, end of period (x)	$9.83
Total return (%) (r)(s)(t)(x)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.11	(a)
Expenses after expense reductions (f)	2.00	(a)
Net investment income	2.18	(a)
Portfolio turnover	75	(n)
Net assets at end of period (000 omitted)	$172

Class C	Period ended 7/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)
Total from investment operations	$0.05
Less distributions declared to shareholders
From net investment income	$(0.16)
From tax return of capital	(0.06)
Total distributions declared to shareholders	$(0.22)
Net asset value, end of period (x)	$9.83
Total return (%) (r)(s)(t)(x)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.08	(a)
Expenses after expense reductions (f)	2.00	(a)
Net investment income	2.14	(a)
Portfolio turnover	75	(n)
Net assets at end of period (000 omitted)	$248

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Period ended 7/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)
Total from investment operations	$0.14
Less distributions declared to shareholders
From net investment income	$(0.23)
From tax return of capital	(0.08)
Total distributions declared to shareholders	$(0.31)
Net asset value, end of period (x)	$9.83
Total return (%) (r)(s)(x)	1.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	(a)
Expenses after expense reductions (f)	1.00	(a)
Net investment income	3.14	(a)
Portfolio turnover	75	(n)
Net assets at end of period (000 omitted)	$24,630

Class R1	Period ended 7/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)
Total from investment operations	$0.05
Less distributions declared to shareholders
From net investment income	$(0.16)
From tax return of capital	(0.06)
Total distributions declared to shareholders	$(0.22)
Net asset value, end of period (x)	$9.83
Total return (%) (r)(s)(x)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.16	(a)
Expenses after expense reductions (f)	2.00	(a)
Net investment income	2.20	(a)
Portfolio turnover	75	(n)
Net assets at end of period (000 omitted)	$101

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Period ended 7/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)
Total from investment operations	$0.10
Less distributions declared to shareholders
From net investment income	$(0.20)
From tax return of capital	(0.07)
Total distributions declared to shareholders	$(0.27)
Net asset value, end of period (x)	$9.83
Total return (%) (r)(s)(x)	1.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.65	(a)
Expenses after expense reductions (f)	1.50	(a)
Net investment income	2.70	(a)
Portfolio turnover	75	(n)
Net assets at end of period (000 omitted)	$101

Class R3	Period ended 7/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)
Total from investment operations	$0.12
Less distributions declared to shareholders
From net investment income	$(0.22)
From tax return of capital	(0.07)
Total distributions declared to shareholders	$(0.29)
Net asset value, end of period (x)	$9.83
Total return (%) (r)(s)(x)	1.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.40	(a)
Expenses after expense reductions (f)	1.25	(a)
Net investment income	2.95	(a)
Portfolio turnover	75	(n)
Net assets at end of period (000 omitted)	$101

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Period ended 7/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)
Total from investment operations	$0.14
Less distributions declared to shareholders
From net investment income	$(0.23)
From tax return of capital	(0.08)
Total distributions declared to shareholders	$(0.31)
Net asset value, end of period (x)	$9.83
Total return (%) (r)(s)(x)	1.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	(a)
Expenses after expense reductions (f)	1.00	(a)
Net investment income	3.20	(a)
Portfolio turnover	75	(n)
Net assets at end of period (000 omitted)	$101

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Local Currency Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term

28

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

29

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts and swap agreements. The following is a summary of the levels used as of July 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S Sovereign Debt	$—	$16,054,312	$—	$16,054,312
Foreign Bond	—	2,375,570	—	2,375,570
Mutual Funds	7,768,366	—	—	7,768,366
Total Investments	$7,768,366	$18,429,882	$—	$26,198,248

Other Financial Instruments
Swap Agreements	$—	$222,727	$—	$222,727
Forward Foreign Currency Exchange Contracts	—	(39,205)	—	(39,205)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

30

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Swaps	$223,573	$(846)
Foreign Exchange	Forward Foreign Currency Exchange	154,237	(193,442)
Total		$377,810	$(194,288)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended July 31, 2012 as reported in the Statement of Operations:

Risk	Swap Agreements	Foreign Currency Transactions	Investments (Purchased Options)
Interest Rate	$11,640	$—	$—
Foreign Exchange	—	(441,939)	(3,141)
Total	$11,640	$(441,939)	$(3,141)

31

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended July 31, 2012 as reported in the Statement of Operations:

Risk	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$222,727	$—
Foreign Exchange	—	(39,205)
Total	$222,727	$(39,205)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a

32

Notes to Financial Statements – continued

specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

33

Notes to Financial Statements – continued

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swap agreements, options, futures contracts and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the

34

Notes to Financial Statements – continued

prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended July 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

35

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

7/31/12
Ordinary income (including any short-term capital gains)	$398,743
Tax return of capital (b)	133,844
Total distributions	$532,587

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/12
Cost of investments	$25,958,946
Gross appreciation	421,462
Gross depreciation	(182,160)
Net unrealized appreciation (depreciation)	$239,302

Post-October capital loss deferral	(508,817)
Other temporary differences	147,241

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to

36

Notes to Financial Statements – continued

shareholders as reported on the Statement of Changes in Net Assets are presented by class as follows:

	From net investment income	From tax return of capital
	Period ended 7/31/12 (c)	Period ended 7/31/12 (c)
Class A	$25,277	$8,484
Class B	2,309	775
Class C	2,789	936
Class I	360,115	120,879
Class R1	1,681	564
Class R2	2,020	678
Class R3	2,191	735
Class R4	2,361	793
Total	$398,743	$133,844

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2013. For the period ended July 31, 2012, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

The management fee incurred for the period ended July 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2013. For the period ended July 31, 2012, this reduction amounted to $156,514 and is reflected as a reduction of total expenses in the Statement of Operations.

37

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $651 for the period ended July 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,506
Class B	0.75%	0.25%	1.00%	1.00%	1,187
Class C	0.75%	0.25%	1.00%	1.00%	1,433
Class R1	0.75%	0.25%	1.00%	1.00%	861
Class R2	0.25%	0.25%	0.50%	0.50%	432
Class R3	—	0.25%	0.25%	0.25%	216
Total Distribution and Service Fees					$6,635

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended July, 31 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of shareholder redemptions within 18 months of purchase for shares purchased on or after August 1, 2012 and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year period ended July 31, 2012 were as follows:

Class A	$—
Class B	258
Class C	—

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended July 31, 2012, the fee was $2,148, which equated to 0.0144% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which

38

Notes to Financial Statements – continued

may be paid to affiliated and unaffiliated service providers. For the period ended July 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $596.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended July 31, 2012 was equivalent to an annual effective rate of 0.1027% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended July 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $115 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $58, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2011, MFS purchased 10,000 shares each of Class A, Class B, and Class C, Class R1, Class R2, Class R3, and Class R4 and 930,000 shares of Class I for an aggregate amount of $10,000,000. On March 22, 2012, MFS purchased an additional 1,516,684 shares of Class I for an amount of $15,000,000.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $27,396,372 and $9,050,538, respectively.

39

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 7/31/12 (c)
	Shares	Amount
Shares sold
Class A	200,922	$1,973,057
Class B	19,113	189,577
Class C	26,575	262,007
Class I	2,455,704	24,390,334
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
	2,742,314	$27,214,975

Shares issued to shareholders in reinvestment of distributions
Class A	3,356	$32,658
Class B	316	3,075
Class C	381	3,706
Class I	49,509	480,982
Class R1	231	2,245
Class R2	277	2,698
Class R3	301	2,926
Class R4	324	3,154
	54,695	$531,444
Shares reacquired
Class A	(23,729)	$(225,717)
Class B	(1,984)	(19,394)
Class C	(1,728)	(16,616)
	(27,441)	$(261,727)

Net change
Class A	180,549	$1,779,998
Class B	17,445	173,258
Class C	25,228	249,097
Class I	2,505,213	24,871,316
Class R1	10,231	102,245
Class R2	10,277	102,698
Class R3	10,301	102,926
Class R4	10,324	103,154
	2,769,568	$27,484,692

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.

40

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended July 31, 2012, the fund’s commitment fee and interest expense were $69 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	34,623,382	(26,855,016)	7,768,366

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,683	$7,768,366

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust X and the Shareholders of MFS Emerging Markets Debt Local Currency Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Local Currency Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 15, 2011 (commencement of operations) to July 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Debt Local Currency Fund at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period September 15, 2011 (commencement of operations) to July 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 18, 2012

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Ward Brown
Matthew Ryan

46

BOARD REVIEW OF ADVISORY AGREEMENT

A discussion regarding the Board’s approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

47

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2012 and 2011, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
Fees billed by E&Y:	2012	2011
MFS Emerging Markets Debt Fund	52,571	50,628
MFS Emerging Markets Debt Local Currency Fund	25,550	N/A	**

For the fiscal years ended July 31, 2012 and 2011, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]			All Other Fees[3]
Fees billed by E&Y:	2012	2011	2012	2011[4]		2012	2011
To MFS Emerging Markets Debt Fund	0	0	10,356	9,634		0	0
To MFS Emerging Markets Debt Local Currency Fund	0	0	9,272	N/A	**	0	0
Total fees billed by E&Y To above Funds:	0	0	19,628	9,634		0	0

	Audit-Related Fees		Tax Fees			All Other Fees
Fees billed by E&Y:	2012	2011	2012	2011		2012	2011
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	0	0	0	0		0	0
To MFS and MFS Related Entities of MFS Emerging Markets Debt Local Currency Fund*	0	0	0	0		0	0

Aggregate fees for non-audit services:
	2012		2011[4]
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	160,356		9,634

To MFS Emerging Markets Debt Local Currency Fund, MFS and MFS Related Entities#	159,272		0

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS Emerging Markets Debt Local Currency Fund commenced investment operations in September 2011.
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended July 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: September 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: September 18, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 18, 2012

*	Print name and title of each signing officer under his or her signature.